UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement
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HARRIS TEETER SUPERMARKETS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on February 21, 2013.

Meeting Information
HARRIS TEETER SUPERMARKETS, INC.	Meeting Type: Annual Meeting
For holders as of: December 14, 2012
Date: February 21, 2013 Time: 10:00 A.M.
	Location:	The Company's headquarters located at 701 Crestdale Road Matthews, NC
Meeting Directions: For directions, please call 704-844-3100

HARRIS TEETER SUPERMARKETS, INC. 701 CRESTDALE ROAD MATTHEWS, NC 28105
You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
2012 HARRIS TEETER SUPERMARKETS, INC. ANNUAL REPORT AND PROXY STATEMENT (includes Notice)

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

1) BY INTERNET:       www.proxyvote.com
2) BY TELEPHONE:  1-800-579-1639
3) BY E-MAIL*:      sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before February 7, 2013 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you are a registered shareholder and you would like to vote in person at the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors of Harris Teeter Supermarkets, Inc. recommends that you vote in Proposal 1 FOR ALL NOMINEES to the Board of Directors, and FOR each of Proposals 2, 3 and 4.

1.	Election of the following eleven nominees as Directors listed below to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified:

Nominees:

	01) John R. Belk 02) John P. Derham Cato 03) Thomas W. Dickson 04) James E. S. Hynes 05) Anna Spangler Nelson 06) Mark S. Ordan	07) Bailey W. Patrick 08) Robert H. Spilman, Jr. 09) Harold C. Stowe 10) Isaiah Tidwell 11) William C. Warden, Jr.

2.	Approval of the Harris Teeter Supermarkets, Inc. 2013 Cash Incentive Plan.

3.	An advisory (non-binding) vote approving the compensation of the Company’s named executive officers.

4.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending October 1, 2013.

5.	The proxies are authorized to act upon any other business which may properly be brought before said meeting or any adjournment thereof.